UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                                 Washington, D.C. 20549

                                       FORM 8-K

                                   CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: September 17, 2002

                                   URBANFIND, INC.
               (Exact name of registrant as specified in its chapter)

 DELAWARE                            000-30965                   91-1980708
(State of                         (Commission                   (IRS Employer
incorporation)                     File Number)              Identification No.)


 10229 19th Avenue SW, Seattle, Washington        98146
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (888) 332-5511

ITEM 5. Other Events

The Board of Directors of the Registrant appointed Mr. Dhugald Pinchin as a director of the Company on September 10, 2002.



                               SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URBANFIND, INC.

(Registrant)


Date: September 17, 2002


   /s/ Robin Lee
------------------------------------------------------
President and Chief Executive Officer

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